UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 27, 2014

TYIN GROUP HOLDINGS LIMITED
(formerly Guwenhua International Company)
(Exact name of registrant as specified in its charter)

000-54275
(Commission File No.)

Nevada (State or other jurisdiction of incorporation)	27-3924073 (I.R.S. Employer Identification No.)

G/F, Block 6, King’s Garden, 331 San Wei Ha Tsuen, Yuen Long, N.T., Hong Kong
(Address of principal executive offices, including zip code)

Registrant's telephone number, including country code:  +852 2136 1139

Guwenhua International Company
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
TYIN GROUP HOLDINGS LIMITED
(formerly Guwenhua International Company)

Item 4.01 Changes in Registrant's Certifying Accountant

     Effective October 28, 2014,  the Board of  Directors  of the  Company,  by mutual agreement,  dismissed Anton & Chia, LLP ("A&C") as the Company's  independent registered  public  accounting  firm, such dismissal having been approved by the Company's Board of Directors on September 27, 2014.

     A&C was engaged by the Company to audit its  financial  statements  for the fiscal  year ended December 31,  2012.  The last report issued by A&C on behalf of the Company was August 28, 2014, in connection with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and no further audit reports have been issued by A&C in connection with the Company's  financial  statements  and no other services were rendered since that time.

     During  the  period  of  A&C's  engagement  as  the  Company's  independent registered public  accounting firm, (i) there were no disagreements  between the Company and A&C on any matter of accounting  principles or practices,  financial statement  disclosure or auditing scope or procedure which,  if not resolved to the  satisfaction  of A&C, would have caused A&C to make reference to the matter in a report on the Company's financial  statements,  other than the audit report contained  a going  concern  disclaimer;  and (ii) there were no reportable  events as that term is described in Item  304(a)(1)(v) of RegulationS-K.

     The Company provided A&C with a copy of the  disclosure  contained in this Form 8-K and requested  that A&C provide the Company with a letter  addressed to the  Securities  and Exchange  Commission  stating  whether A&C agrees with such disclosure. A copy of A&C's letter dated October 31, 2014 is attached as Exhibit 16.1 to this Form 8-K.

     Effective  September 28, 2014,  the  Company  engaged MSPC Certified Public Accountants and Advisors, P.C.  ("MSPC") as the Company's independent  registered public accounting firm to audit the Company's  financial  statements for the fiscal year ended December 31, 2013 and subsequent reporting periods.  During the year ended December 31, 2012, and the  subsequent  periods  through the date of  appointment,  the Company did not consult  with  MSPC  regarding  either  the  application  of  accounting principles to a specific transaction,  either completed or proposed, or the type of audit opinion that might be rendered on the Company's  financial  statements, nor has  MSPC  provided to the  Company a written  report or oral advice that MSPC concluded was an important factor considered by the Company in reaching a decision as to an accounting,  auditing or financial reporting issue. In addition, during such period, the Company has not consulted with MSPC regarding any matter that was either the subject of a  disagreement  (as defined in Item  304(a)(1)(iv)  and  related  instructions)  or a  reportable  event (as described  in Item  304(a)(1)(v)  of  Regulation  S-K).  The  decision to engage MSPC  was  approved by the Company's  Board of Directors effective as of September 27, 2014.

Item 9.01  Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No	Description

16.1	Letter from A&C to the Securities and Exchange Commission dated October 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

Date: October 31, 2014.

TYIN GROUP HOLDINGS LIMITED
By:	/s/ Anthony Tsang
Anthony Tsang President